Exhibit 99.1

Okta Announces Record Third Quarter Fiscal 2018 Financial Results

•	Q3 total revenue up 61% year-over-year

•	Q3 subscription revenue up 64% year-over-year

•	Named a leader and positioned highest in “current offering” and “strategy” in the Forrester Wave™: Identity-As-A-Service, Q4 2017 report

SAN FRANCISCO – December 6, 2017 – Okta, Inc. (NASDAQ: OKTA), the leading independent provider of identity for the enterprise, today announced financial results for its third fiscal quarter ended October 31, 2017.
“We are pleased with another strong quarter, reporting 61 percent year-over-year revenue growth while we continued to improve our free cash flow margins,” said Todd McKinnon, CEO of Okta. "Okta's business benefits from three critical market trends: the continued move for organizations to build an elegant cloud architecture with the best of breed partners in the market, the need for every organization to enhance customer experience while protecting customers’ identities, and the need for every organization to become more secure. Our financial results today continue to confirm these trends."

Third Quarter Fiscal 2018 Financial Highlights:

•	Revenue: Total revenue was $68.2 million, an increase of 61% year-over-year. Subscription revenue was $62.7 million, an increase of 64% year-over-year.

•
Operating Loss: GAAP operating loss was $35.2 million, or 51.6% of total revenue, compared to $21.9 million in the third quarter of fiscal 2017, or 51.8% of total revenue. Non-GAAP operating loss was $20.1 million, or 29.4% of total revenue, compared to $17.0 million in the third quarter of fiscal 2017, or 40.0% of total revenue.

•
Net Loss: GAAP net loss was $33.8 million, compared to $21.9 million in the third quarter of fiscal 2017. GAAP net loss per share was $0.35, compared to $1.14 in the third quarter of fiscal 2017. Non-GAAP net loss was $18.6 million, compared to $17.0 million in the third quarter of fiscal 2017. Non-GAAP net loss per share was $0.19, compared to $0.89 in the third quarter of fiscal 2017.

•
Cash Flow: Net cash used in operations was $9.5 million, compared to $8.5 million in the third quarter of fiscal 2017. Free cash flow was negative $11.2 million, or 16.4% of total revenue, compared to negative $11.8 million, or 27.9% of total revenue, in the third quarter of fiscal 2017.

•	Cash, cash equivalents and short-term investments were $223.6 million as of October 31, 2017.

The section titled "Non-GAAP Financial Measures" below contains a description of the non-GAAP financial measures and a reconciliation between historical GAAP and non-GAAP information is contained in the tables below.

Financial Outlook:
For the fourth quarter of fiscal 2018, the Company currently expects:

•	Total revenue of $70 to $71 million

•	Non-GAAP operating loss of $18 to $17 million

•	Non-GAAP net loss per share of $0.18 to $0.17, assuming shares outstanding of approximately 100 million

For the full fiscal 2018, the Company now expects:

•	Total revenue of $252 to $253 million

•	Non-GAAP operating loss of $73 to $72 million

•	Non-GAAP net loss per share of $0.87 to $0.86, assuming shares outstanding of approximately 82 million

These statements are forward-looking and actual results may differ materially. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.
Okta has not reconciled its expectations as to non-GAAP operating loss and non-GAAP net loss per share to their most directly comparable GAAP measure because certain items are out of Okta’s control or cannot be reasonably predicted. Accordingly, a reconciliation for non-GAAP operating loss and non-GAAP net loss per share is not available without unreasonable effort.

Conference Call Information:
Okta will host a conference call and live webcast for analysts and investors at 2:00 p.m. Pacific Time on December 6, 2017. The news release with the financial results will be accessible from the Company’s website at investor.okta.com prior to the conference call. Interested parties can access the call by dialing 888-428-9498 or 719-457-2617, using the passcode 7164507.
A live webcast of the conference call will be accessible from the Okta investor relations website at investor.okta.com. A telephonic replay of the conference call will be available through December 20, 2017 and may be accessed by dialing 888-203-1112 or 719-457-0820, using the passcode 7164507.

Non-GAAP Financial Measures:
This press release and the accompanying tables contain the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, free cash flow and calculated billings. Certain of these non-GAAP financial measures exclude stock-based compensation and amortization of intangible assets and charitable contributions.
Okta believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Okta’s financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.
Management of the Company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Okta urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.
Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.

Forward-Looking Statements:
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook and market positioning. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” “shall” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Okta’s control. Okta’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in the Company's filings and reports with the Securities and Exchange Commission (SEC), including our Quarterly Report on Form 10-Q for the quarter ended July 31, 2017, as well as other filings and reports that may be filed by the Company from time to time with the SEC. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for our products may develop more slowly than expected or than it has in the past; quarterly and annual operating results may fluctuate more than expected; variations related to our revenue recognition may cause significant fluctuations in our results of operations and cash flows; assertions by third parties that we violate their intellectual property rights could substantially harm our business; a network or data security incident that allows unauthorized access to our network or data or our customers’ data could harm our reputation, create additional liability and adversely impact our financial results; the risk of interruptions or performance problems, including a service outage, associated with our technology; we face intense competition in our market; weakened global economic conditions may adversely affect our industry; the risk of losing key employees; changes in foreign exchange rates; general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Okta’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Okta undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Okta’s views as of any date subsequent to the date of this press release.

About Okta
Okta is the leading independent provider of identity for the enterprise. The Okta Identity Cloud connects and protects employees of many of the world's largest enterprises. It also securely connects enterprises to their partners, suppliers and customers. With deep integrations to over 5,000 applications, the Okta Identity Cloud enables simple and secure access for any user from any device. Thousands of customers, including 20th Century Fox, Adobe, Dish Networks, Experian, Flex, LinkedIn, and News Corp, trust Okta to help them work faster, boost revenue and stay secure. Okta helps customers fulfill their missions faster by making it safe and easy to use the technologies they need to do their most significant work. Learn more at www.okta.com.

Investor Contact:
Catherine Buan
investor@okta.com
415-604-3346

Media Contact:
Jenna Kozel
press@okta.com
888-722-7871

OKTA, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2017	2016	2017	2016

Revenue
Subscription	$62,705	$38,123	$167,142	$99,125
Professional services and other	5,533	4,160	15,098	12,381
Total revenue	68,238	42,283	182,240	111,506
Cost of revenue
Subscription (1)	13,553	8,597	37,401	24,523
Professional services and other (1)	7,570	5,506	20,867	15,739
Total cost of revenue	21,123	14,103	58,268	40,262
Gross profit	47,115	28,180	123,972	71,244
Operating expenses
Research and development (1)	19,190	9,706	51,472	28,127
Sales and marketing (1)	49,606	32,442	126,383	87,264
General and administrative (1)	13,546	7,922	37,133	21,009
Total operating expenses	82,342	50,070	214,988	136,400
Operating loss	(35,227)	(21,890)	(91,016)	(65,156)
Other income, net	509	50	872	138
Loss before income taxes	(34,718)	(21,840)	(90,144)	(65,018)
Provision (benefit) for income taxes	(940)	91	(463)	267
Net loss	$(33,778)	$(21,931)	$(89,681)	$(65,285)

Net loss per common share, basic and diluted	$(0.35)	$(1.14)	$(1.17)	$(3.46)

Weighted-average shares used to compute net loss per common share	95,474	19,174	76,950	18,850

___________________________________

(1)	Amounts include share-based compensation expense as follows (in thousands):

	Three Months Ended October 31,		Nine Months Ended October 31,
	2017	2016	2017	2016

Cost of subscription revenue	$1,421	$578	$3,163	$1,417
Cost of professional services and other revenue	979	304	2,186	890
Research and development	5,174	808	12,913	2,162
Sales and marketing	3,894	1,619	9,290	4,385
General and administrative	2,940	1,527	7,740	3,015
Total share-based compensation expense	$14,408	$4,836	$35,292	$11,869

OKTA, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	October 31, 2017	January 31, 2017
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$137,575	$23,282
Short-term investments	86,043	14,390
Accounts receivable, net of allowances of $976 and $1,306	46,882	34,544
Deferred commissions	14,134	13,549
Prepaid expenses and other current assets	10,038	7,025
Total current assets	294,672	92,790
Property and equipment, net	13,122	11,026
Deferred commissions, noncurrent	9,163	10,050
Intangible assets, net	11,455	9,155
Goodwill	6,282	2,630
Other assets	2,463	4,984
Total assets	$337,157	$130,635
Liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)
Current liabilities:
Accounts payable (1)	$12,875	$9,387
Accrued expenses and other current liabilities (1)	4,955	8,363
Accrued compensation	14,671	9,866
Deferred revenue	138,460	108,012
Total current liabilities	170,961	135,628
Deferred revenue, noncurrent	3,188	5,711
Other liabilities, noncurrent	6,553	4,947
Total liabilities	180,702	146,286
Commitments and contingencies
Redeemable convertible preferred stock	—	227,954
Stockholders’ equity (deficit):
Preferred stock	—	—
Class A common stock	2	—
Class B common stock	8	2
Additional paid-in capital	534,304	44,469
Accumulated other comprehensive loss	(69)	(167)
Accumulated deficit	(377,790)	(287,909)
Total stockholders’ equity (deficit)	156,455	(243,605)
Total liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)	$337,157	$130,635

(1) Certain reclassifications of prior period amounts have been made in our condensed consolidated balance sheets to conform to the current period presentation.

OKTA, INC.
SUMMARY OF CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Nine Months Ended October 31,
	2017	2016

Cash flows from operating activities:
Net loss	$(89,681)	$(65,285)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation, amortization and accretion	5,111	3,177
Stock-based compensation	35,292	11,869
Amortization of deferred commissions	12,798	9,926
Deferred income taxes	(960)	—
Non-cash charitable contributions	708	129
Other	997	173
Changes in operating assets and liabilities:
Accounts receivable	(12,742)	(3,606)
Deferred commissions	(12,495)	(11,207)
Prepaid expenses and other current and noncurrent assets	(2,989)	(2,312)
Accounts payable (1)	6,255	2,453
Accrued compensation	5,931	(1,268)
Accrued expenses and other current and noncurrent liabilities (1)	(1,545)	259
Deferred revenue	27,925	20,293
Net cash used in operating activities	(25,395)	(35,399)
Cash flows from investing activities:
Capitalization of internal-use software costs	(4,072)	(3,992)
Purchases of property and equipment and other	(5,570)	(4,647)
Net purchases of securities available for sale	(71,821)	11,207
Net cash provided by (used in) investing activities	(81,463)	2,568
Cash flows from financing activities:
Proceeds from initial public offering, net of underwriters' discounts and commissions	199,948	—
Other financing activities	21,419	462
Net cash provided by financing activities	221,367	462
Effects of changes in foreign currency exchange rates on cash and cash equivalents	53	(144)
Net increase (decrease) in cash, cash equivalents and restricted cash	114,562	(32,513)
Cash, cash equivalents and restricted cash at beginning of period	23,282	58,081
Cash, cash equivalents and restricted cash at end of period	$137,844	$25,568

(1) Certain reclassifications of prior period amounts have been made in our condensed consolidated statements of cash flows to conform to the current period presentation.

OKTA, INC.
Reconciliation of GAAP to Non-GAAP Data
(In thousands, except percentages and per share data)
(unaudited)

	Nine Months Ended October 31, 2017
	GAAP	Stock-based compensation	Charitable contributions	Amortization of acquired intangibles	Non-GAAP
Costs and expenses:
Cost of subscription services	$37,401	$(3,163)	$—	$(4)	$34,234
Cost of professional services	20,867	(2,186)	—	—	18,681
Gross profit	123,972	5,349	—	4	129,325
Gross margin	68%	3%	—	—	71%
Research and development	51,472	(12,913)	—	—	38,559
Sales and marketing	126,383	(9,290)	—	—	117,093
General and administrative	37,133	(7,740)	(754)	—	28,639
Operating loss	(91,016)	35,292	754	4	(54,966)
Operating margin	(50)%	20%	—%	—	(30)%
Net loss	$(89,681)	$35,292	$754	$4	$(53,631)
Net loss per share (1)	$(1.17)	$0.46	$0.01	$—	$(0.70)

(1) GAAP and Non-GAAP net loss per common share calculated based upon 76,950 basic and diluted weighted-average shares of common stock.

	Nine Months Ended October 31, 2016
	GAAP	Stock-based compensation	Charitable contributions	Amortization of acquired intangibles	Non-GAAP
Costs and expenses:
Cost of subscription services	$24,523	$(1,417)	$—	$(141)	$22,965
Cost of professional services	15,739	(890)	—	—	14,849
Gross profit	71,244	2,307	—	141	73,692
Gross margin	64%	2%	—	—	66%
Research and development	28,127	(2,162)	—	—	25,965
Sales and marketing	87,264	(4,385)	—	—	82,879
General and administrative	21,009	(3,015)	—	—	17,994
Operating loss	(65,156)	11,869	—	141	(53,146)
Operating margin	(58)%	10%	—	—%	(48)%
Net loss	$(65,285)	$11,869	$—	$141	$(53,275)
Net loss per share (1)	$(3.46)	$0.63	$—	$—	$(2.83)

(1) GAAP and Non-GAAP net loss per common share calculated based upon 18,850 basic and diluted weighted-average shares of common stock.

OKTA, INC.
Reconciliation of GAAP to Non-GAAP Data
(In thousands, except percentages and per share data)
(unaudited)

	Three Months Ended October 31, 2017
	GAAP	Stock-based compensation	Charitable contributions	Amortization of acquired intangibles	Non-GAAP
Costs and expenses:
Cost of subscription services	$13,553	$(1,421)	$—	$—	$12,132
Cost of professional services	7,570	(979)	—	—	6,591
Gross profit	47,115	2,400	—	—	49,515
Gross margin	69%	4%	—	—	73%
Research and development	19,190	(5,174)	—	—	14,016
Sales and marketing	49,606	(3,894)	—	—	45,712
General and administrative	13,546	(2,940)	(754)	—	9,852
Operating loss	(35,227)	14,408	754	—	(20,065)
Operating margin	(52)%	23%	—%	—	(29)%
Net loss	$(33,778)	$14,408	$754	$—	$(18,616)
Net loss per share (1)	$(0.35)	$0.15	$0.01	$—	$(0.19)

(1) GAAP and Non-GAAP net loss per common share calculated based upon 95,474 basic and diluted weighted-average shares of common stock.

	Three Months Ended October 31, 2016
	GAAP	Stock-based compensation	Charitable contributions	Amortization of acquired intangibles	Non-GAAP
Costs and expenses:
Cost of subscription services	$8,597	$(578)	$—	$(47)	$7,972
Cost of professional services	5,506	(304)	—	—	5,202
Gross profit	28,180	882	—	47	29,109
Gross margin	67%	2%	—	—	69%
Research and development	9,706	(808)	—	—	8,898
Sales and marketing	32,442	(1,619)	—	—	30,823
General and administrative	7,922	(1,527)	—	—	6,395
Operating loss	(21,890)	4,836	—	47	(17,007)
Operating margin	(52)%	11%	—	1%	(40)%
Net loss	$(21,931)	$4,836	$—	$47	$(17,048)
Net loss per share (1)	$(1.14)	$0.25	$—	$—	$(0.89)

(1) GAAP and Non-GAAP net loss per common share calculated based upon 19,174 basic and diluted weighted-average shares of common stock.

OKTA, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands)
(unaudited)

Free Cash Flow
	Three Months Ended October 31,		Nine Months Ended October 31,
	2017	2016	2017	2016
Net cash used in operating activities	$(9,471)	$(8,526)	$(25,395)	$(35,399)
Less:
Purchases of property and equipment	(414)	(1,618)	(5,570)	(4,647)
Capitalized internal-use software costs	(1,329)	(1,667)	(4,072)	(3,992)
Free Cash Flow	$(11,214)	$(11,811)	$(35,037)	$(44,038)
Net cash provided by (used in) investing activities	(1,161)	715	(81,463)	2,568
Net cash provided by (used in) financing activities	21,814	751	221,367	462
Free Cash Flow Margin	(16)%	(28)%	(19)%	(39)%

Calculated Billings
	Three Months Ended October 31,		Nine Months Ended October 31,
	2017	2016	2017	2016
Total revenue	$68,238	$42,283	$182,240	$111,506
Add:
Deferred revenue (end of period)	141,648	99,818	141,648	99,818
Less:
Deferred revenue (beginning of period)	(131,326)	(90,981)	(113,723)	(79,525)
Calculated Billings	$78,560	$51,120	$210,165	$131,799